Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 14:-	SUBSEQUENT EVENTS

Between January and October 2016 the Company extended the Private Placement for a total amount of $300,000. The Company issued 200,000 units at a price of $1.50 per unit. Each unit consists of (i) one Ordinary Share and (ii) a five-year warrant to purchase one ordinary share at an exercise price of $1.50 per share with the same terms and conditions as discussed in note 9a.

In February and March 2016, the Company issued convertible bridge financing notes (the "Additional Notes”) with an aggregate principal amount of $206,000. The Additional Notes accrue interest at a rate of 6% per year and mature prior to conversion only upon an event of default thereunder (as defined in the agreement). Each Additional Note may be converted at the choice of the holder into the same class of securities offered by the Company in its next completed equity financing transaction completed within 6 months after the issuance date of such note (based on a conversion price per share equal to the lower of $1.50 or the sales price of such securities in the equity financing transaction) or, if no such transaction is completed within such 6 month period, the notes will be converted into units at a price of $1.50 per unit. Each unit consists of (i) one Ordinary Share and (ii) a five-year warrant to purchase one ordinary share at an exercise price of $1.50 per share with the same terms and conditions as discussed in note 9a. No interest shall be payable in respect of such converted Additional Notes.

Upon the issuance by the Company of Ordinary Shares in July 2016, as described below, the Additional Notes were converted into 274,667 Ordinary Shares.

In July 2016 the company issued and sold an aggregate of 860,000 Ordinary Shares at a price of $0.75 per Ordinary Share, in consideration for an aggregate investment amount of $645,000.